THIS AMENDING AGREEMENT is made as of December 1, 2015.

AMONG:

i-Minerals Inc., a body corporate, continued under the laws of Canada, having its head office at Suite 880 - 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6

(hereinafter called the "Company")

OF THE FIRST PART

AND:

i-minerals USA Inc., an Idaho limited liability company, having an office c/o the Company, at Suite 880 - 580 Hornby Street, Vancouver, British Columbia, Canada V6C 3B6

(hereinafter called the "Subsidiary'')

OF THE SECOND PART

AND:

BV Lending, LLC, an Idaho limited liability company, having its head office at Suite 201 - 901 Pier View Drive, Idaho Falls, Idaho, U.S.A. 83402

(hereinafter called "BV")

OF THE THIRD PART

WHEREAS:

A.	Pursuant to an agreement among the parties dated February 18, 2015 (hereinafter called the "Loan Agreement"), BV agreed to advance certain funds to the Company to advance its Bovill Kaolin Project located in the State of Idaho, U.S.A.;

B.	The Company continues to require additional funding to advance its Bovill Kaolin Project;

C.	BV has agreed to provide additional funding to the Company in the amount of $1,000,000 pursuant to the terms and conditions of this Amending Agreement; and

D.	The Subsidiary is a wholly-owned subsidiary of the Company and is the legal owner of the Helmer Bovill Property hosting the Bovill Kaolin Project in the State of Idaho, U.S.A., as referred to in Recital A. herein;

NOW THEREFORE THIS AMENDING AGREEMENT WITNESSETH that in consideration of these presents and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties, the parties hereby agree as follows:

1.	The reference to $4,463,000 in paragraph 2.01 of the Loan Agreement is amended to read $5,463,000, with the additional $1,000,000 to be considered Advances under the Loan Agreement pursuant to the amended Schedule A provided for in paragraph 2 hereof.

2.	Schedule A to the Loan Agreement is amended to read as follows:

"SCHEDULE  A

2015
		February	March	April	May	June

Budget		$617,000(1)	$500,000	$500,000	$500,000	$500,000

	July	August	September	October	November	December

Budget	$500,000	$500,000	$300,000	$300,000	$100,000	$146,000
2016
		January	February	March	April	May

Budget		$200,000	$200,000	$200,000	$200,000	$200,000

(1)	The parties acknowledge and agree that this $617,000 had been advanced to the Company by BV prior to the date of this Agreement, and that this $617,000 shall be considered an "Advance" as defined in this Agreement."

3.	Capitalized terms used herein and not otherwise defined have the same meanings as contained in the Loan Agreement.

4.	Except as amended by this Amending Agreement, all of the other terms and conditions of the Loan Agreement remain in full force and effect.

5.	Each of the parties agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances and may be required in order to carry out the true intent and meaning of this Amending Agreement.

6.	This Amending Agreement and any certificate or other writing delivered in connection herewith may be executed in any number of counterparts and any party hereto may execute any counterpart, each of which when executed and delivered will be deemed to be an original and all of which counterparts of this Amending Agreement or such other writing, as the case may be, taken together, will be deemed to be one and the same instrument. The execution of this Amending Agreement or any other writing by any party hereto will not become effective until each party hereto has executed a counterpart of this Amending Agreement or any other writing, as the case may be.

7.	Each of the parties hereto will be entitled to rely upon delivery by facsimile of executed copies of this Amending Agreement and any certificates or other writings delivered in connection herewith, and such facsimile copies will be legally effective to create a valid and binding agreement between the parties in accordance with the terms and conditions of this Amending Agreement.

8.	This Amending Agreement shall enure to the benefit of and be binding upon the parties hereto and each of their successors and permitted assigns, as the case may be.

IN WITNESS WHEREOF this Amending Agreement has been executed as of the day and year first above written.

Executed by
I-Minerals Inc.
in the presence of:

/s/ Thomas Conway
_____________________________
Authorized Signatory

Executed by
i-minerals USA Inc.
in the presence of:

/s/ Thomas Conway
_____________________________
Authorized Signatory

Executed by
BV Lending, LLC

By:	Ball Ventures, LLC, an Idaho limited liability company, the Member

/s/ Cortney Liddiard
Per:	_____________________________
Cortney Liddiard, CEO

DATED:         December 1, 2015

Among:

I-Minerals Inc.                                                   OF THE FIRST PART

And:

i-minerals  USA Inc.                                         OF THE SECOND PART

And:

BV Lending, LLC                                           OF THE THIRD PART

AMENDING AGREEMENT (TO LOAN AGREEMENT
DATED FEBRUARY 18, 2015)

Tupper Jonsson & Yeadon
1710 - 1177 West Hastings Street
Vancouver, B. C. V6E2L3

Telephone: (604) 640-6355